UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2006
BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	1-8897 (Commission File Number)	06-1119097 (I.R.S. Employer Identification No.)
300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive office) (Zip Code)
(614) 278-6800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On January 6, 2005, Big Lots, Inc. (the “Company”) provided a retention package (the “Retention Package”) to certain of its officers (the “Affected Officers”). The purpose of the Retention Package was to provide additional incentives for the Affected Officers to remain with the Company while it selected and integrated a new Chief Executive Officer. As a part of the Retention Package, the Company awarded to the Affected Officers restricted common shares of the Company. The restricted stock awards were made in accordance with the Company’s 1996 Performance Incentive Plan, as amended, and a Restricted Stock Award Agreement dated January 6, 2005. The restricted stock awards vest equally over a three year period and will fully vest if the Affected Officer is involuntarily terminated for any reason other than cause before the lapse of such three year period. The restricted stock grants will be forfeited, in whole or in part, as applicable, if the Affected Officer voluntarily terminates his or her employment or if the Affected Officer is terminated for cause before all shares have vested.
Unless the Affected Officer makes a special election under Section 83(b) of the Internal Revenue Code, the Affected Officer is required to pay income taxes on the restricted shares when, if and to the extent the shares vest, and the Company is required to withhold taxes in an equal amount. Upon vesting, each Affected Officer also has the option of surrendering a portion of his or her shares in order to allow the Company to satisfy its tax withholding obligation. The Company believes that each of the Affected Officers surrendered or otherwise disposed of shares to pay the income taxes and, in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Act”), each of the Affected Officers that is an “officer” (as such term is defined by Rule 16a-1 of the Act) has caused or will cause a Form 4 to be filed to report his or her disposition of the Company’s shares.
By furnishing the information in this Item 7.01 and the exhibits to this Form 8-K, the Company is not making an admission as to the materiality of any information in this Form 8-K or any exhibit.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibits marked with an asterisk (*) are filed herewith.

Exhibit No.	Description

10.1	Form of Retention Package memorandum dated January 6, 2005 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated January 6, 2005).

10.2	Form of Restricted Stock Award Agreement dated January 6, 2005 (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated January 6, 2005).

10.3	Big Lots, Inc. 1996 Performance Incentive Plan (incorporated herein by reference to Exhibit 10 to the Company’s Post-Effective Amendment No. 1 to Form S-8 Registration Statement Under the Securities Act of 1933).

10.4	Amendment to the Big Lots, Inc. 1996 Performance Incentive Plan (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated August 17, 2005).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.
Dated: January 9, 2006	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, General Counsel and Corporate Secretary